                                                                Exhibit 10.08(a)

                                   AGREEMENT

                                    BETWEEN

                           CHEMICAL BANK, AS TRUSTEE

                                      AND

                             ALLEGHANY CORPORATION

        TRUST AGREEMENT AMENDMENT, made as of the 8th day of July, 1994, between ALLEGHANY CORPORATION, a Delaware corporation (the "Company"), and CHEMICAL BANK, a New York banking corporation (the "Trustee").

        WHEREAS, the Company and Bankers Trust Company entered into a Trust Agreement, dated January 1, 1989, relating to the Alleghany Corporation Retirement Plan (the "Trust Agreement"), which Trust Agreement reserved to the Company the rights to remove Bankers Trust Company as trustee and to amend in whole or in part any or all of the provisions of the Trust Agreement; and

        WHEREAS, the Company has removed Bankers Trust Company as trustee and appointed Chemical Bank, as successor trustee; and

        WHEREAS, the Company and Chemical Bank, as successor Trustee, desire to amend and restate the Trust Agreement in its entirety.

        NOW, THEREFORE, the Company and the Trustee agree that the Trust Agreement shall be amended and restated to provide as follows:

                             W I T N E S S E T H:

        WHEREAS, the Company has heretofore adopted a retirement plan for the benefit of certain of its employees known as the Alleghany Corporation Retirement Plan (hereinafter the "Plan") which Plan is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), but which is intended to be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

        WHEREAS, the Plan provides that contributions will be held IN TRUST, by a trustee, for the benefit of those persons participating in the Plan (the "Participants") and their surviving spouses or beneficiaries pursuant to a trust agreement to be entered into between the Company and a trustee; and

        WHEREAS, under the Plan a separate account (hereinafter an "Account") is to be maintained by a recordkeeper with respect to each Participant to which contributions of the Company (and the earnings thereon) to provide the retirement benefits of such Participant shall be credited and which Account shall be used by the Trustee solely in satisfaction of the liabilities of the Plan with respect to that Participant and for the payment of a proportionate part of the Trust expenses as provided herein.

        NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:
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                                   ARTICLE I


        1.1 The Company hereby establishes with the Trustee a trust (the "Trust") consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon. All such money and property, the earnings and profits thereon, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement. Except as permitted by ERISA, at no time prior to the satisfaction of all liabilities with respect to the Participants and their beneficiaries under the Plan shall any part of the Fund be used for or diverted to purposes other than for the exclusive benefit of such Participants and beneficiaries.

        1.2 Subject to the direction of an investment manger or the Investment Committee provided for in the Plan ("Investment Committee"), the Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall not be responsible (i) for contributions required to be made hereunder until actually received by it hereunder or, (ii) to enforce the collection of any contributions. The amount of each contribution by the Company to the Fund shall be determined in the sole discretion of the Company and the Trustee shall have no duty or responsibility with respect thereto.

        1.3 KPMG Peat Marwick shall act as the independent consulting actuary and the recordkeeper of the Plan so long as it is serving as the Company's independent consulting actuary, and if the Company replaces or no longer uses said firm as its independent consulting actuary, the Company shall designate a new recordkeeper (KPMG Peat Marwick or any successor thereto being referred to herein as the "Recordkeeper"). The Trustee shall have no responsibility hereunder for the continued retention of the Recordkeeper and/or any responsibility assigned to said Recordkeeper under this Agreement or by the plan administrator of the Plan (the "Plan Administrator") or its performance thereof. The Company agrees to indemnify and hold the Trustee harmless for any losses, damages, liabilities and expenses incurred by the Trustee resulting from any actions or omissions of the Recordkeeper.

             The Recordkeeper shall maintain in an equitable manner the Account of each Participant in which it shall keep a separate record of the share of such Participant in the Fund. The Company shall certify to the Recordkeeper at the time of each contribution to the Fund the amount of such contribution being made in respect of each Participant. The Recordkeeper shall be responsible for the maintenance of all tax information with respect to the Fund and each Account and the timely preparation of all tax information and tax returns with respect to the Fund and any distribution therefrom. The Fund shall be revalued by the Trustee as of the last business day of each calendar quarter at current market values, as determined by the Trustee, and at such other times as the Investment Committee shall direct.


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                                   ARTICLE II

        2.1 All retirement or other benefits payable from the Fund to a Participant (or his beneficiary) shall be paid solely from the Account of such Participant. All expenses of and charges against the Fund shall be apportioned among the Accounts of all Participants in a fair and equitable manner as determined by the Recordkeeper. Any taxes and any and all assessments of any kind whatsoever imposed upon the Fund shall be charged against each Account in the proportion which the taxes or assessments which would be imposed upon such Account if it were the only Account in the Fund bears to the total of the taxes or assessments which would be imposed upon all Accounts if each such Account were the only Account in the Fund.

        Each Account shall be administered as a substantially separate and independent share of the Trust hereunder in such manner that each such Account will be treated as a separate trust under Section 663(c) of the Code for purposes of determining the amount of distributable net income allocable to each such share under Section 661 of the Code. Accordingly, the Trustee may not distribute, apportion, or accumulate income, or distribute corpus, to or for one or more of the Participants, unless payment of income, accumulated income, or corpus of the share of one Participant cannot affect the proportionate share of income, accumulated income, or corpus of the shares of the other Participants, or unless substantially proper adjustment shall thereafter be made so that substantially separate and independent shares exist. Nothing provided in this Agreement shall relieve the Company of its obligation to pay the retirement benefits provided under the Plan except to the extent such liabilities are met by application of Fund assets.

        2.2 Except for the records dealing solely with the Fund and its investments, which shall be maintained by the Trustee, the Recordkeeper shall maintain all the Participant records contemplated by this Agreement, including the maintenance of the separate Accounts of each Participant under this Agreement. All such records shall be made available promptly on request of the Trustee or the Company. The Trustee has no obligation to review the records of the Recordkeeper.

                                  ARTICLE III

        3.1 It shall be the duty of the Trustee to hold the Fund and to perform with respect thereto the functions of the trustee set forth in this Trust Agreement, including following instructions of the Plan Administrator of the Plan (i) to make payments or distributions of retirement benefits, (ii) to apply for and purchase insurance company contracts, (iii) to pay the premiums and other charges on such contracts, (iv) to surrender or modify such contracts and
(v) to make distributions of tax payments (as provided in Article VII of the Plan) directly to Participants (and their beneficiaries) or by depositing the same for the benefit of such persons with the applicable taxing authority. The Trustee shall not be responsible in any way for funds (or taxes thereon) disbursed in accordance with instructions of the Plan Administrator or for the administration of the Plan. If the Trustee, in accordance with directions of the Plan

Administrator, purchases any insurance contracts, the Trustee shall not be responsible for the form or terms of such insurance contract, for the selection of the issuer thereof, or for the performance of any duties other than the payment of premiums and signing documents in connection therewith. The Trustee shall be under no duty to enforce payment of any contribution and shall not be responsible for the adequacy of the Fund to pay retirement benefits, to make tax payments or pay any other liabilities under the Plan. The Trustee shall not be obligated to pay interest on any moneys held by or on deposit with it pursuant hereto.

        3.2 The Plan Administrator may direct payments to be made to any person, including the Plan Administrator, the Company or to any paying agent designated by the Company, and in such amounts as the Plan Administrator shall direct. The Trustee shall have no responsibility with respect to any payment made, pursuant to such a direction, to the Company, the Plan Administrator, to any paying agent, or to any other person, and any payment so made shall be held in trust by the recipient until disbursed in accordance with the Plan. Each direction of the Plan Administrator shall be in writing and shall be deemed to include a certification that any payment directed thereby is one which the Plan Administrator is authorized to direct, and the Trustee may conclusively rely on such certification without further investigation. Payments by the Trustee may be made by its check to the order of the payee and mailed to the payee at the address last furnished to the Trustee, or if no such address has been so furnished, to the payee in care of the Company.

        In the event that any amount shall become payable under the Plan to a person or the executor or administrator of any deceased person and if, after written notice from the Trustee mailed to such person or such executor or administrator he shall not have presented himself to the Trustee within two years after the mailing of such notice, the Trustee shall notify the Plan Administrator, and the Plan Administrator shall instruct the Trustee as to the disposition of such amounts.

                                   ARTICLE IV

        4.1 Without in any way limiting the powers and discretion conferred upon it by the other provisions of this Agreement or by law, the Trustee is expressly authorized and empowered:

                (a) to invest and reinvest the Fund, subject to instructions of the Investment Committee or an Investment Manager, without distinction between principal and income, at such time or times, in such investments and pursuant to such strategies or courses of action and in such shares or proportions as the Investment Committee or an Investment Manager, in its sole discretion, shall deem advisable;

                (b) to retain counsel or an Investment Manger affiliated with the Trustee (if not appointed by the Investment Committee) and other experts;

                (c) to employ suitable agents, depositaries and counsel, domestic or foreign, and to charge their reasonable expenses and compensation against the Fund;

                (d) if an Investment Manager has been appointed, the Trustee shall not exercise voting rights. In all other cases, the Trustee shall exercise voting rights;

                (e) with respect to any investment, to consent or object to any action or nonaction of any corporation, or of the directors, officers or stockholders of any corporation;

                (f) to sell, exchange, convey, transfer or otherwise dispose of any property held by it, by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                (g) to enter into contracts or to make commitments either alone or in company with others to sell at any future date any property acquired for the Fund or to purchase at any future date any property which it may be authorized to acquire under this Agreement;

                (h) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                (i) to register any investments held in the Fund in its own name or in the name of a nominee and to hold any investment in bearer form, or to combine certificates representing such investments with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or to arrange for the deposit of securities in a qualified central depositary even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depositary with other securities deposited therein by any other person, or to deposit or to arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a federal reserve bank but the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

                (j) to borrow money (subject to the approval of the Investment Committee) from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in its absolute discretion, may deem advisable;

                (k) to deposit any funds of the Trust in interest-bearing accounts maintained or savings certificates issued by the Trustee, in its separate corporate capacity, or any other banking institution affiliated with the Trustee;

                (l) to organize corporations under the laws of any state for the purpose of acquiring or holding title to any property for the Fund or to request the Company to appoint another trustee for such purpose; and

                (m) to make any distribution or transfer of Fund assets in cash or in kind as the Plan Administrator may direct the Trustee to so distribute or transfer and, in furtherance thereof, to value such assets, which valuation shall be conclusive and binding on all persons.

               (n) to compromise or otherwise adjust all claims in favor of or against the Fund, except that it will not exercise this power without the consent of the Plan Administrator if the claim solely affects an interpretation of a Participant's (or his beneficiary's) rights under the Plan, but the Trustee shall not be required to commence or defend any suit or legal proceeding unless it shall be indemnified by the Company to its reasonable satisfaction against liabilities or expenses it might incur therefrom;

                (o) to deposit any property with any protective, reorganization or similar committee; to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited;

                (p) generally to do all acts which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

        4.2 If an affiliate of the Trustee is acting as Investment Manager with respect to the Trust Fund, in addition to its other investment powers, such Investment Manager is authorized to direct the Trustee to invest in, sell or redeem, shares of mutual funds with respect to which the Trustee or one or more of its affiliates provide services, including investment management services and shareholder servicing.

        4.3 The Trustee shall discharge the foregoing powers and discretions in accordance with any funding policy and guidelines established by the Investment Committee from time to time and communicated in writing to the Trustee. The Trustee shall have no responsibility with respect to the formulation of any such funding policy or guidelines embodied in any such direction.

                The Investment Committee shall be responsible for determining the diversification policy with respect to the investment of Plan assets, for monitoring adherence to such policy, and for advising the Trustee with respect to its compliance with any investment limitations on employer or other securities or property contained in the Plan or imposed on the Plan by applicable statute.

                                   ARTICLE V

        5.1 The expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time between the Company and the Trustee, and all other proper charges and disbursements of the Trustee, shall be paid by the Company, but until paid shall constitute a charge upon the Fund. All taxes and any and all assessments of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Fund or the income thereof shall be paid from the Fund.


                                   ARTICLE VI

        6.1 The Trustee shall keep accurate and detailed accounts of all receipts, disbursements and other transactions hereunder, and all contracts, accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Investment Committee or Plan Administrator. Within ninety (90) days following the close of each fiscal year, and within ninety (90) days after the removal or resignation of the Trustee as provided in Article VII hereof, the Trustee shall file with the Company, the Investment Committee and Plan Administrator a written account setting forth all assets of the Fund, and all receipts, disbursements and other transactions effected by it during such fiscal year or during the period from the close of the last fiscal year to the date of such removal or resignation. Upon the expiration of ninety (90) days from the date of filing such annual or other account, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of its acts and transactions shown in such account, except with respect to any such acts or transactions to which the Company, the Investment Committee or Plan Administrator shall within such ninety day period file with the Trustee written objections. No Participant or other person having an interest in the Fund shall have the right to demand or be entitled to any further or different accounting by the Trustee. The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Investment Committee and the Company (although the Trustee may also join such other parties as it may deem appropriate), no Participant or other person having an interest in the Fund shall be entitled to any notice or process, and any judgment or decree entered therein shall upon the conclusion of all appeals and the expiration of the time for taking appeal therefrom, be conclusive upon all persons claiming under this Trust.


                                  ARTICLE VII

        7.1  The Trustee may be removed by the Company at any time upon sixty
(60) day's notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Company. Upon such removal or resignation of the Trustee, the Company shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder and, upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Fund to such successor trustee. The Trustee is authorized, however, to reserve such sum of money as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor trustee.

        7.2 If for any reason the Company cannot or does not act in the event of the resignation or removal of the Trustee, as hereinabove provided, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions. Notwithstanding any provision of this Agreement to the contrary, any expenses incurred by the Trustee in connection therewith shall be paid from the Fund as an expense of administration.

        7.3 Any action by the Company pursuant to any of the provisions of this Agreement shall be evidenced by a resolution of its Board of Directors certified to the Trustee over the signature of its Secretary or any Assistant Secretary under the corporate seal, and the Trustee shall be fully protected in acting in accordance with such resolution so certified to it. All orders, requests, and instructions of the Investment Committee to the Trustee shall be in writing signed by two members of the Investment Committee or by its Secretary and one member thereof, and the Trustee shall act and shall be fully protected in acting in accordance with such orders, requests, and instructions. The Company shall certify to the Trustee the names and specimen signatures of the members of the Investment Committee and the name and specimen signature of the Plan Administrator. The Company shall promptly give notice to the Trustee of changes in the identity of the Plan Administrator or in the membership of the Investment Committee, and until such notices are received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Plan Administrator or the membership of the Investment Committee is unchanged and is acting accordingly. The Investment Committee may certify to the Trustee the names of persons authorized to act for it in relation to the Trustees and the Trustee may act upon any certificate, notice or direction purporting to have been signed on behalf of the Investment Committee which the Trustee believes to be genuine and to have been executed by the Investment Committee or by any person whose authority to act for the Investment Committee has been certified to the Trustee by the Investment Committee. The Trustee may rely upon any certificate, notice or direction of the Company which the Trustee believes to be genuine and to have been signed by a duly authorized officer or agent of the Company. Communications from the Company or the Investment Committee or the Plan Administrator to the Trustee shall be sent to the Trustee's office located at 270 Park Avenue, New York, New York 10017 and such communications shall be binding upon the Trust and the Trustee, when received by the Trustee. All orders, requests and instructions of the Plan Administrator shall be in writing and signed by the Plan Administrator, and the Trustee shall act and be fully protected in acting in accordance with such orders, requests and instructions.

        7.4 In the event of the termination of the Plan as provided therein, the Trustee shall dispose of the Fund in accordance with the written orders of the Investment Committee or Plan Administrator.

        7.5 No insurance company which may issue any contract hereunder shall be deemed to be a party to this Trust Agreement for any purpose, or be responsible for the validity thereof, or be required to look into the terms thereof or question any act of the Trustee hereunder, or be required to see that any action of the Trustee is authorized thereby.

                                  ARTICLE VIII

        8.1 The Company reserves the right at any time and from time to time to terminate or amend, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee, provided that no such amendment which affects the rights, duties or responsibilities of the Trustee may be made without its consent, and provided further that, except as provided under Section 403(c) of ERISA, no instrument of termination or amendment shall authorize or permit, at any time prior to the satisfaction of all liabilities with respect to the Participants and their beneficiaries under the Plan, any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of such Participants and their beneficiaries.

        8.2 In the event of the termination of the Trust as above provided (or of the Plan), the Trustee shall continue to administer the Fund as hereinabove provided until all of the purposes for which it has been established have been accomplished or dispose of the Fund after the payment of or other provision for all expenses incurred in the administration and termination of the Trust (including any compensation to which the Trustee may be entitled), all in accordance with the written orders of the Investment Committee, the Plan Administrator or any successor thereto. Until the final distribution of such Fund, the Trustee, the Investment Committee, the Plan Administrator or any successor thereto (as the case may be) shall continue to have and may exercise all of the powers and discretions conferred upon them by this Agreement.

                                   ARTICLE IX

        9.1 The Trustee shall not be liable for the acts or omissions of the Plan Administrator, Investment Manager or the Investment Committee or be under any obligation to invest or otherwise manage any asset of the Trust which is subject to the management of the Investment Manager or the Investment Committee. Except for its own actions as an investment manager, if any, the Trustee shall not be liable for any investment made pursuant to the direction of the Plan Administrator, Investment Manager or Investment Committee or for the carrying out on the direction of the Investment Manager of any other power granted to the Trustee by Article IV hereof, and the Trustee shall not be liable by reason of its taking any action at the direction of the Plan Administrator, Investment Manager or Investment Committee or refraining from taking any action because of the failure of the Plan Administrator, Investment Manager or Investment Committee to give such direction. The Trustee shall be under no duty to question or make inquiry as to any direction or failure to give direction by the Plan Administrator, Investment Manager or Investment Committee.

                In all events the Trustee shall not be liable for incidental, consequential and/or punitive damages.

        9.2 In consideration of the Trustee agreeing to enter into this Agreement, the Company hereby agrees to Indemnify and hold harmless the Trustee, individually and as trustee, and the Trustee's directors, officers, employees, agents and nominees from and against all amounts, including, without limitation, taxes, liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Trustee, individually or as trustee, or its directors, officers, employees, agents and nominees by reason of its responsibilities under this Agreement as trustee:

              (a) arising as a direct or indirect result of any act or omission of any predecessor trustee;

              (b) arising as a direct or indirect result of anything done, or alleged to have been done, by or on behalf of the Trustee in reliance upon the directions of the Plan Administration, any Investment Manager, the Investment Committee, the Company or any other fiduciary, or anything omitted from being done, or alleged to have been omitted, in the absence of such directions; or

              (c) arising as a direct or indirect result of the failure of the Plan Administrator, Company, Investment Manager, the Investment Committee or any other fiduciary, directly or indirectly, to adequately, carefully and diligently discharge its fiduciary responsibilities with respect to the Plan.

              Anything herein to the contrary notwithstanding, the Company shall have no responsibility to the Trustee under this Section, if the Trustee knowingly participated in or knowingly concealed any act or omission of any other fiduciary knowing that such act or omission constituted a breach of its own fiduciary responsibilities. This agreement to indemnify and hold harmless shall be binding upon the successors and assigns of the Company and shall survive the termination of this agreement and the resignation or removal of the Trustee.


                                   ARTICLE X

        10.1 To the extent that State law shall not have been preempted by the provisions of ERISA or any other laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.

        10.2 The Company shall provide the Trustee with copies of all documents constituting the Plan at the time this Agreement is executed and all other documents amending or supplementing the Plan promptly upon their adoption. The Trustee shall be entitled to rely upon the Company's attention to this obligation and shall be under no duty to inquire of the Company as to the existence of any document not provided by the Company hereunder.

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        ALLEGHANY CORPORATION


                                        By: /s/ John J. Burns, Jr.
                                            ------------------------------------
                                            Title: President


Attest:


/s/ John E. Conway
------------------------------------
Secretary


                                        CHEMICAL BANK


                                        By: /s/ Catherine M. Casey
                                            ------------------------------------
                                            Title: Assistant Secretary

Attest:


/s/ Teresa Marotta
------------------------------------

                                   SCHEDULE A
                                 ERISA ACCOUNTS

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 NAME OF ACCOUNT                                              TAX I.D. NUMBER

The Custodian is:
                 -----------------------

The Custodian Account Number is:
                                ------------------------

The Fiduciary relationship was created under the laws of the State of
                                                                     -----------
and (is) (is not) being administered by the fiduciaries within the United
States.

The fiduciaries agree to notify TPG promptly in writing of any change in the above status.

Address: Mail all communications concerning the Account to the client as:

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Fiduciaries: The present status of each of the fiduciaries is as follows:

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(1)Name                 Signature                       Date

----------------------                          --------------------------------
  Legal Residence                                     Citizen or Subject of

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(2)Name                 Signature                       Date

----------------------                          --------------------------------
  Legal Residence                                     Citizen or Subject of

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(3)Name                 Signature                       Date

----------------------                          --------------------------------
  Legal Residence                                     Citizen or Subject of

All authorizations in connection with the Account must be signed by        of
                                                                   --------
the above. TPG shall be protected in relying on the directions of such individuals until such time as the client notifies TPG to the contrary.
CHECK ONE:
        1. Quarterly Fees should be taken by billing the client
                                                                           -----
        2. Quarterly Fees should be taken by debiting the custodian account
                                                                           -----
PLEASE DETAIL BELOW ANY SPECIAL INSTRUCTIONS REGARDING THE ACCOUNT.

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